Exhibit 10.21.1
AMENDMENT TO
COLONIAL PROPERTIES TRUST
EMPLOYEE SHARE PURCHASE PLAN
     This Amendment (the “Amendment”) to the Colonial Properties Trust Employee Share Purchase Plan, as amended, is entered into as of October 25, 2006 by the Board of Trustees (the “Board”) of Colonial Properties Trust (the “Company”).
     WHEREAS, the Colonial Properties Trust Employee Share Purchase Plan (the “Plan”) was approved and adopted by the Board on April 24, 1997; and
     WHEREAS, the Board previously amended the Plan to eliminate the discount provided on the price of shares purchased under the Plan.
     NOW, THEREFORE, in accordance with Section 18 of the Plan, the Plan is hereby further amended in the following respect:
     1. Section 11 (ISSUANCE OF SHARE CERTIFICATES; TRANSFER RESTRICTIONS) of the Plan is hereby amended to delete the following phrase:
; provided further, that Shares purchased for a Participant’s account with payroll deductions may not be sold, pledged, hypothecated, or otherwise transferred by such Participant during the six months following the allocation of such Shares to the Participant’s account, other than by will, in accordance with the laws of descent and distribution, or pursuant to a domestic relations order, and therefore no share certificate representing any such Shares will be issued to a Participant during such six-month period
     2. All capitalized terms used and not defined herein shall have the meanings assigned to them in the Plan.
     3. Except as expressly amended hereby, the Plan remains in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by the undersigned, a duly authorized officer of the Company, as of the date first set forth above and made effective as of January 26, 2004.

COLONIAL PROPERTIES TRUST
By:	/s/ John P. Rigrish
Name:	John P. Rigrish
Title:	Chief Administrative Officer

COLONIAL REALTY LIMITED PARTNERSHIP
By:	Colonial Properties Trust, as general partner

By:	/s/ John P. Rigrish
Name:	John P. Rigrish
Title:	Chief Administrative Officer